EXHIBIT 99.2

AGENCY AGREEMENT

This AGENCY AGREEMENT, dated as of November 1, 2006 (this “Agency Agreement”), is entered into by and between HSBC Bank USA, National Association (“HSBC”), a national banking association, as trustee under the Pooling and Servicing Agreement (as defined below) and Wells Fargo Bank, N.A. (“Wells Fargo”), a national banking association, as agent.

RECITALS

WHEREAS, HSBC is the successor trustee under the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of July 1, 2006, among Bear Stearns Asset Backed Securities I LLC (the “Depositor”), EMC Mortgage Corporation (the “Master Servicer”) and Wells Fargo (the “Predecessor Trustee”) for the Bear Stearns Mortgage Funding Trust 2006-AC1, Asset-Backed Certificates, Series 2006-AC1;

WHEREAS, HSBC is the successor trustee under the Custodial Agreement, dated as of July 31, 2006 (the “Custodial Agreement”; together with the Pooling and Servicing Agreement, the “Agreements”), by and among the Predecessor Trustee, the Depositor, EMC Mortgage Corporation, as seller, the Master Servicer and Wells Fargo Bank, National Association, as custodian;

WHEREAS, HSBC desires to appoint Wells Fargo as its agent for the purpose of executing certain trusts and powers and performing certain duties of HSBC under the Agreements; and

WHEREAS, Wells Fargo desires to accept appointment as HSBC’s agent for the purposes of executing certain trusts and powers and performing certain duties of HSBC under the Agreements on the terms and conditions set forth herein;

NOW, THEREFORE, HSBC and Wells Fargo hereby agree as follows:

1. (a) HSBC hereby appoints Wells Fargo as its agent pursuant to Section 10.02 of the Pooling and Servicing Agreement for the purpose of executing certain trusts and powers of HSBC under the Agreements. Wells Fargo hereby accepts such appointment as if Wells Fargo had been appointed as trustee of the Trust Fund by the provisions of the Pooling and Servicing Agreement.

(b) Wells Fargo has been provided with and has reviewed the Agreements and hereby agrees to perform, on behalf of HSBC, all of the non-fiduciary duties of HSBC (defined as those duties that would typically not be performed by a nominal trustee in an asset-backed securities transaction) under the Agreements (including, but not limited to the Trustee’s reporting responsibilities under Article III of the Pooling and Servicing Agreement and the Trustee’s responsibility for paying the custodian’s fee pursuant to Section 3.3 of the Custodial Agreement) except as otherwise provided in this Agency Agreement. Notwithstanding the foregoing, HSBC shall not delegate to Wells Fargo its duty to accept all of the right, title and interest of the Depositor in and to the Trust Fund. Moreover, nothing in this Agency Agreement shall be construed to confer a fiduciary obligation on Wells Fargo or to eliminate HSBC’s own fiduciary obligations. Wells Fargo shall advise HSBC when action by HSBC is necessary to comply with HSBC’s duties under the Agreements. Wells Fargo shall act as paying agent and certificate registrar under the Pooling and Servicing Agreement.

(c) HSBC shall forward to Wells Fargo a copy of all written notices received by HSBC that are addressed to HSBC promptly upon receipt.

(d) Wells Fargo shall carry out in timely fashion, and in accordance with the provisions of the Agreements, all of the non-fiduciary duties HSBC is required to perform under the Agreements on behalf of HSBC pursuant to the terms of this Agency Agreement.

(e) Wells Fargo hereby agrees that it will not take any action that is not related to the administration of the Trust to (i) impair the validity or effectiveness of the Agreements or release any Person from any covenant or obligation under the Agreements, except as expressly permitted thereby or (ii) creating any lien, charge, security interest or similar encumbrance (other than as permitted under the provisions of the Pooling and Servicing Agreement) on any portion of the Trust Fund.

(f) Wells Fargo hereby accepts its appointment as (i) Certificate Registrar with respect to all the Certificates pursuant to Section 7.02 of the Pooling and Servicing Agreement, (ii) Paying Agent pursuant to Section 5.09 of the Pooling and Servicing Agreement, (iii) Authenticating Agent pursuant to Section 7.01 of the Pooling and Servicing Agreement and (iv) calculating agent for the purposes of performing any calculations required of the Trustee pursuant to Article VI of the Pooling and Servicing Agreement. Wells Fargo shall advise HSBC when action is necessary to comply with HSBC’s remaining duties under the Agreements. Wells Fargo shall prepare for execution by HSBC, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, tax returns, instruments, certificates and opinions that it shall be the duty of HSBC to prepare, file or deliver pursuant to the Pooling and Servicing Agreement and shall, subject to this Agency Agreement, take all appropriate non-fiduciary action that is the duty of HSBC to take pursuant to the Agreements, as required.

(g) HSBC hereby unconditionally appoints and constitutes Wells Fargo its true and lawful attorney-in-fact, irrevocably, with full power, coupled with an interest (in the name of HSBC or otherwise) and Wells Fargo is hereby authorized and empowered to ask, require, demand, receive, endorse, execute and deliver on behalf of HSBC all instruments and to take all other actions in connection with Wells Fargo’s obligations under this Agency Agreement. If reasonably required by Wells Fargo, HSBC shall furnish Wells Fargo with any additional powers of attorney and other documents necessary or appropriate to enable Wells Fargo to carry out its administrative duties under this Agency Agreement.

(h) Notwithstanding any term or provision in this Agency Agreement to the contrary, the rights and obligations of HSBC as trustee under the Agreements shall not be diminished by the fact that HSBC may employ the services of Wells Fargo to accomplish certain of the duties of HSBC under this Agency Agreement.

(i) HSBC agrees to cooperate and assist Wells Fargo with respect to matters that in the reasonable judgment of Wells Fargo are non-ministerial; provided that any action taken by Wells Fargo with respect to such non-ministerial matters shall, in the good faith judgment of Wells Fargo, be in the best interests of the holders of the Certificates and HSBC.

(j) Wells Fargo agrees to provide the Depositor with a backup certification in the form of Exhibit A hereto if HSBC is required to provide its own backup certification to the Depositor for the Depositor to use in issuing the certification required under Section 302(a) of the Sarbanes-Oxley Act of 2002.

2. Wells Fargo shall not be required to execute or perform any power or duty under the Agreements or to exercise any right under the Agreements if Wells Fargo is legally prohibited from doing so. All such powers, duties and rights are hereby deemed not to have been delegated by HSBC or accepted by Wells Fargo.

3. HSBC hereby agrees that any compensation payable to it under the Pooling and Servicing Agreement shall be paid to Wells Fargo. HSBC shall be compensated for its services performed and expenses incurred as Trustee by Wells Fargo pursuant to a fee schedule previously executed by HSBC and Wells Fargo with respect to the Pooling and Servicing Agreement and attached hereto as Exhibit B.

4. Wells Fargo shall be subject to the same standard of care and have the same liabilities, rights and immunities as HSBC under the Pooling and Servicing Agreement prior to the occurrence of an Event of Default. Wells Fargo’s obligations and standard of care shall not be affected by the occurrence of an Event of Default.

5. Wells Fargo hereby represents and warrants that:

(a) it is a national banking corporation and has been duly organized, and is validly existing in good standing under the laws of the United States of America with full power and authority (corporate and other) to enter into and perform its obligations under this Agency Agreement;

(b) this Agency Agreement has been duly executed and delivered by it, and, assuming due authorization, execution and delivery by HSBC, constitutes a legal, valid and binding agreement of such entity, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

(c) the execution, delivery and performance by it of this Agency Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof;

(d) the execution and delivery of this Agency Agreement by it have been duly authorized by all necessary corporate action on its part; neither the execution and delivery by it of this Agency Agreement, nor consummation of the transactions therein contemplated, nor compliance by it with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of its articles of organization or by-laws or any law, governmental rule or regulation or any judgment, decree or order binding on it to its knowledge or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound;

(e) there are no actions, suits or proceedings pending or, to its knowledge, threatened or asserted against it, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agency Agreement or (ii) with respect to any other matter which in its judgment will be determined adversely to it and will if determined adversely to it materially adversely affect its ability to perform its obligations under this Agency Agreement; and
(f) it (i) is a national banking association organized and doing business under the laws of the United States of America and authorized under such laws of the United States of America to exercise corporate trust powers, (ii) has a combined capital and surplus of at least $50,000,000, (iii) is subject to supervision or examination by federal or state authorities and (iv) is rated in one of the two highest long-term debt categories of, or otherwise acceptable to, each of the Rating Agencies.

6. HSBC hereby represents and warrants that:

(a) this Agency Agreement has been duly executed and delivered by it, and, assuming due authorization, execution and delivery by Wells Fargo, constitutes a legal, valid and binding agreement of such entity, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

(b) the execution, delivery and performance by it of this Agency Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof;

(c) the execution and delivery of this Agency Agreement by it have been duly authorized by all necessary corporate action on its part; neither the execution and delivery by it of this Agency Agreement, nor consummation of the transactions therein contemplated, nor compliance by it with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of its articles of organization or by-laws or any law, governmental rule or regulation or any judgment, decree or order binding on it to its knowledge or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound; and

(d) there are no actions, suits or proceedings pending or, to its knowledge, threatened or asserted against it, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agency Agreement or (ii) with respect to any other matter which in its judgment will be determined adversely to it and will if determined adversely to it materially adversely affect its ability to perform its obligations under this Agency Agreement.

7. (a) Wells Fargo shall indemnify and hold harmless HSBC, its officers, directors, employees and agents, from and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of Wells Fargo’s bad faith, negligence or willful misconduct in the performance of its obligations under this Agency Agreement but only to the extent such amounts cannot be claimed by HSBC under the Pooling and Servicing Agreement; provided that Wells Fargo shall not indemnify HSBC if such loss, liability, expense, damage or injury is caused by bad faith, negligence, or willful misconduct by HSBC.

(b) The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the termination of this Agency Agreement, the Agreements and/or the resignation or removal of HSBC as Trustee under the Pooling and Servicing Agreement.

8. In the event that any legal action or proceeding is brought by a third party against HSBC under the Agreements, the party hereto that shall control such litigation shall be the party who may be held liable in such legal action or proceeding. In no event shall any party hereto settle any such legal action or proceeding without the consent of the other party hereto if such other party would be responsible for the payment of any amounts determined to be paid pursuant to such settlement.

9. This Agency Agreement may only be amended, supplemented or modified by an agreement signed by HSBC and Wells Fargo. This Agency Agreement may be terminated by HSBC or Wells Fargo upon sixty (60) days prior written notice to the other parties hereto; provided, however, no termination by Wells Fargo shall become effective until such time as a successor agent (which shall be appointed by Wells Fargo and be reasonably acceptable to HSBC) accepts its appointment as successor agent.

10. The representations and warranties in this Agreement and in any certificate or other document delivered pursuant hereto shall survive the date of this Agency Agreement.

11. This Agency Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12. Capitalized terms used and not defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

13. THIS AGENCY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Agency Agreement to be duly executed as of the day and year first above written.

HSBC BANK USA, NATIONAL ASSOCIATION as Trustee

By:	/s/ Fernando Acebedo
Name:	Fernando Acebedo
Title:	Vice President

WELLS FARGO BANK, N.A. as Agent

By:	/s/ William Augustin
Name:	William Augustin
Title:	Vice President

EXHIBIT A

FORM OF CERTIFICATION TO BE PROVIDED BY WELLS FARGO BANK, N.A., AS AGENT, TO BEAR STEARNS ASSET BACKED SECURITIES I LLC, AS DEPOSITOR

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018

Re: Bear Stearns Mortgage Funding Trust 2006-AC1 (the “Trust”), Asset-Backed Certificates, Series 2006-AC1, issued pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2006, among Bear Stearns Asset Backed Securities I LLC, as Depositor, Wells Fargo Bank, National Association, as Trustee and EMC Mortgage Corporation as Seller and Master Servicer

Wells Fargo Bank, N.A., as agent for the Trustee (the “Agent”), hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.  I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust;

2.  To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Agent’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

3.  To my knowledge, the distribution information required to be provided by the Agent under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

4.  I am responsible for reviewing the activities performed by the Agent under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Agent required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Agent has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

5.  The report on assessment of compliance with servicing criteria applicable to the Agent for asset-backed securities of the Agent and each Subcontractor utilized by the Agent and related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Agent has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), master servicer, subservicer, depositor, trustee, custodian(s)].

Date:

[Signature]
[Title]

EXHIBIT B

HSBC FEE SCHEDULE FOR SERVING AS TRUSTEE

[PROVIDED UPON REQUEST]